                                                                    Exhibit 99.6

     CASE NAME:   Aerovox, Inc.                             STATEMENT OF SOURCES AND USES OF CASH             FORM OPR-6
     CASE NUMBER:   01-14680 jnf                                        FOR MONTH ENDED:

                                             7-30 June 01      28-Jul-01      25-Aug-01      29-Sep-01       27-Oct-01
                                             ------------      ---------      ---------      ---------       ---------
SOURCES OF CASH

     Net Income (Loss)                          $   150,219      ($663,280)     ($869,898)      ($770,427)      ($888,411)
                                            ---------------- -------------- -------------- --------------- ---------------

     Depreciation and Amortization                  307,781        281,044        286,760         243,404         285,386
                                            ---------------- -------------- -------------- --------------- ---------------

     Other non-cash                                       0
                                            ---------------- -------------- -------------- --------------- ---------------

     A/R Allowance                                        0         19,166        800,000          14,205          23,851
                                            ---------------- -------------- -------------- --------------- ---------------

OPERATIONS

Add: Decrease in Assets
                                            ---------------- -------------- -------------- --------------- ---------------

     Accounts Receivable                                  0      1,246,708              0         400,947         482,840
                                            ---------------- -------------- -------------- --------------- ---------------

     Inventory, at cost                           1,279,965         39,673        220,150         538,077          56,623
                                            ---------------- -------------- -------------- --------------- ---------------

     Prepaid Expenses and current assets                  0              0        642,414          38,961          42,661
                                            ---------------- -------------- -------------- --------------- ---------------

     Property, Plant and Equipment                   33,754              0              0               0               0
                                            ---------------- -------------- -------------- --------------- ---------------

     Other (including Intercompany Activity)         30,318        127,502          1,083       1,311,034         410,958
                                            ---------------- -------------- -------------- --------------- ---------------

Increases in Liabilities:

     Pre-Petition Liabilities                             0        627,130              0          60,587               0
                                            ---------------- -------------- -------------- --------------- ---------------

     Post-Petition Liabilities                    1,237,839              0        247,713          80,775         485,042
                                            ---------------- -------------- -------------- --------------- ---------------

     Other Liabilities per Book                           0              0              0         680,712               0
                                            ---------------- -------------- -------------- --------------- ---------------

TOTAL SOURCES OF CASH (A)                         3,039,876      1,677,943      1,328,221       2,598,276         898,949
                                            ---------------- -------------- -------------- --------------- ---------------

USES OF CASH

Less: Increase in Assets:

     Accounts Receivable                           (239,469)             0       (356,957)              0               0
                                            ---------------- -------------- -------------- --------------- ---------------

     Inventory, at cost                                   0              0              0               0               0
                                            ---------------- -------------- -------------- --------------- ---------------

     Prepaids and Other assets                     (366,547)       (81,804)             0               0               0
                                            ---------------- -------------- -------------- --------------- ---------------

     Property, Plant, and Equipment                       0        (22,489)       (35,362)        (33,993)         (9,779)
                                            ---------------- -------------- -------------- --------------- ---------------

     Other (including Intercompany Activity)       (256,195)       (77,690)    (1,075,913)     (1,351,754)       (104,298)
                                            ---------------- -------------- -------------- --------------- ---------------

Decreases in  Liabilities:

     Pre Petition Liabilities                      (465,794)             0       (409,001)              0         (51,075)
                                            ---------------- -------------- -------------- --------------- ---------------

     Post Petition Liabilities                            0       (270,890)             0               0               0
                                            ---------------- -------------- -------------- --------------- ---------------

     Other Liabilities per Book                     (23,928)      (128,345)       (20,293)       (550,895)       (100,639)
                                            ---------------- -------------- -------------- --------------- ---------------

TOTAL USES OF CASH (B)                           (1,351,934)      (581,218)    (1,897,525)     (1,936,642)       (265,791)
                                            ---------------- -------------- -------------- --------------- ---------------

NET SOURCE (USE) OF CASH (A-B=NET)              $ 1,687,942    $ 1,096,725      ($569,303)    $   661,634     $   633,158
                                            ---------------- -------------- -------------- --------------- ---------------

CASH-BEGINNING BALANCE (See OPR-1)              $   432,066    $ 2,120,007    $ 3,216,732     $ 2,647,429     $ 3,309,063
                                            ---------------- -------------- -------------- --------------- ---------------

CASH-ENDING BALANCE (See OPR-1)                 $ 2,120,007    $ 3,216,732    $ 2,647,429     $ 3,309,063     $ 3,942,222
                                            ================ ============== ============== =============== ===============